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                                  Exhibit (99)

                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of USG Corporation, a Delaware corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





November 5, 2002                    /s/ William C. Foote
                                    ------------------------------------------
                                    William C. Foote
                                    Chairman, Chief Executive Officer and
                                    President



November 5, 2002                    /s/ Richard H. Fleming
                                    ------------------------------------------
                                    Richard H. Fleming
                                    Executive Vice President and
                                    Chief Financial Officer




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